Investor Presentation 2026 Autonomous robotics at scale.

Forward-Looking Statements & Disclaimers This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are not historical facts or guarantees of future performance. Forward-looking statements include statements regarding the Company's future revenue generation, business and investment strategy, timing of robot manufacturing and deployment, ability to expand to additional markets, capabilities of the Company's robots, outcomes of planned and completed acquisitions, partnerships with multiple delivery platforms, and timing and ability to scale to commercial production. Actual results may differ materially from what is expressed or forecast. These statements are subject to risks and uncertainties described in our SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2025. The Company disclaims any obligation to update forward-looking statements except as required by law. Market data in this presentation is obtained from third-party sources. Although we believe these sources are reliable, we have not independently verified the information. Third-party trademarks are the property of their respective owners. LEGAL © 2026 Serve Robotics Inc. All rights reserved. | CONFIDENTIAL

Serve is a leading autonomous robotics company operating a scaled, commercial, Level-4 fleet across 20 U.S. cities. Every day, millions of small packages travel short distances in oversized vehicles. We built the robots that make that obsolete.

Serve Robotics is an industry leader in Physical AI

Category creator

The largest autonomous robot fleets operating commercially in the U.S.

Triple Digit% Rev Growth

Outlook for 2026 revenue: ~**$26M** (vs $2.7M in FY2025)

Multi platform

Integration with Uber Eats and DoorDash - covering 80% of the U.S. food delivery market

Diversified Revenue

- Last-mile delivery
- Branding & Advertising
- Software Platform
- Data

Serve Flywheel

More Data → Better Models → Better Robots → Stronger Revenue → More Robots → More Data

Funded to scale

Strong balance sheet with flexibility to invest opportunistically

© 2026 Serve Robotics Inc. All rights reserved. | CONFIDENTIAL

THE OPPORTUNITY The last mile is broken. Robots fix it. $450B Robotic & drone delivery opportunity by 2030 ~2.5 mi Median food delivery distance in the U.S. $8–10 Current per-delivery cost with human couriers Sources: ARK Big Ideas 2025, NHTSA, Company estimates | © 2026 Serve Robotics Inc. Short trips. Small packages. Massive inefficiency. The median U.S. food delivery is 2.5 miles – yet it travels in a 2-ton car

TRACTION

We don't just build robots. We build delivery networks.

Largest autonomous sidewalk fleet in the United States. Fleet grew 20x in one year.

2,000 + 100

Serve Robots Deployed | Moxi Robots Deployed

1.8M+

Sidewalk + Hospital deliveries to date

99.8%

Completion rate
Industry-leading reliability

~40%+

Avg QoQ growth
Compounding since 2022

20

U.S. cities
110+ neighborhoods

4,500+

Restaurant partners
National & local brands

All figures based on internal operational data | © 2026 Serve Robotics Inc.

Embedded in the leading platforms in U.S. food delivery ECOSYSTEM We don't compete with delivery platforms. We power them. Our robots are integrated into the two largest U.S. delivery apps — creating built-in demand from day one in every new market. Serve’s delivery volume 20 22 -Q 1 20 22 -Q 2 20 22 -Q 3 20 22 -Q 4 20 23 -Q 1 20 23 -Q 2 20 23 -Q 3 20 23 -Q 4 20 24 -Q 1 20 24 -Q 2 20 24 -Q 3 20 24 -Q 4 20 25 -Q 1 20 25 -Q 2 20 25 -Q 3 20 25 -Q 4 Commercial partner integrated since inception. Multi-year strategic partnership. National U.S. rollout underway.

Ecosystem

World class hardware partners

OUSTER	MAGNA	NVIDIA
Leading provider of high-resolution digital lidar sensors.	Tier 1 automotive contract manufacturer. Gen3 production at scale.	Jetson Orin compute platform. Powers Gen3 autonomy stack.

A commercially scalable ecosystem backed by tier 1 partners across hardware, compute, and sensing.

Compelling value proposition for merchants, consumers, and delivery platforms ECONOMICS Today WITH SERVE Rising labor costs and regulations. Insurance overhead. High turnover. Limited operating hours. No driver wages. 14-hour operation. 65% lower hardware cost with Gen3. High utilization through platform integration. $8-10 per delivery status quo <$1 expected delivery cost at scale

Third generation. Purpose-built for the sidewalk. THE SERVE ROBOT Gen2 Gen3 Top Speed 7 mph 11 mph Weather 32–104°F / Light rain -4–113°F / Heavy rain Range 23 mi (10 hrs) 48 mi (14 hrs) Cargo 13 gal / 4× 14" pizzas 15 gal / 4× 16" pizzas Unit Cost Baseline 65% reduction Full-stack AV sensors Level 4 autonomy All-day battery Redundant connectivity NVIDIA Jetson Orin

100 → 2,000 Serve robots in twelve months MANUFACTURING First Gen3 robots roll off Magna assembly line OCT 2024 Fleet quadrupled. Miami, Dallas, Atlanta launched. H1 2025 DEC 2025 Fleet quadrupled again. 2,000th robot deployed. Largest sidewalk fleet in the U.S. 2026 Optimize utilization. Expand geographies. Invest to grow Serve + Moxi fleet. Automotive-grade production with Magna International. Industrialized supply chain. Proven ability to execute against aggressive deployment targets.

NATIONAL NETWORK City by city. Neighborhood by neighborhood. Our playbook: Launch in high-density neighborhood, prove unit economics, then expand outward. Platform demand pulls us into each new market. ● Los Angeles ● Miami ● Dallas ● Atlanta ● Chicago ● Ft. Lauderdale ● Alexandria Live: City by city. Neighborhood by neighborhood. LIVE MARKETS Los Angeles Miami Dallas-Fort Worth Atlanta Chicago Fort Lauderdale Alexandria, VA 2026 GROWTH DRIVERS New metros Selected by density, order volume, and regulatory readiness Deeper penetration More neighborhoods within existing markets Platform pull Uber Eats & DoorDash demand drives expansion priority Fleet Expansion Capital efficient investment to scale the robot fleet

EXPANSION Across the globe. CITIES LIST City by city. Neighborhood by neighborhood. ● New york ● San Jose ● Vancouver ● Sydney 2026: ● Seattle ● Philadelphia ● Boston ● Melbourne ● Perth ● Adelaide ● Tokyo ● Toronto ● Manchester ● London 2027+: ● Osaka ● Taipei ● Madrid Cities listed represent potential expansion markets and constitute forward looking statements subject to change based on business, regulatory, and operational considerations.

FINANCIAL PATH

From proof of concept to revenue inflection

2,000-robot fleet creates the foundation for **utilization**, **monetization**, and **platform expansion**

FY 2024

$ 1.8M

Early fleet.
R&D phase.

FY 2025

$ 2.7M

Guided >$2.5M.
Fleet → 2,000.

FY 2026 Guidance

$ 26.0M

~10x growth.
Utilization ramp.

AT SCALE

Physical AI Platform

Multi domain robots
Shared autonomy stack
Continuous model improvement with real world data

Diligent Robotics Acquisition Our autonomy platform now operates indoors. Moxi robots serve 25+ hospitals, completing over 1 million tasks across nearly 100 units – generating over $200K annual revenue per facility. Every robot learns from every robot. Advertising Accelerating advertising pipeline: Branding revenue up 50% YoY in Q4 Software Licensing Magna licensed Serve's technology. Proprietary urban navigation data. Services Platform Infrastructure for non-competing robots in public environments. One platform. Many robots. Many markets. BEYOND DELIVERY

TEAM

Built by people who've shipped robots, platforms, and products



Ali Kashani

Co-founder, CEO

VP at Postmates. Ph.D. Robotics (UBC). 15 patents.



Touraj Parang

President & COO

VP Corp Dev at GoDaddy. Yale Law & Stanford.



Brian Read

Chief Financial Officer

Controller, Apptronik. Public finance at REE & Coherent. CPA.



Anthony Armenta

Chief Software & Data Officer

CTO at BrightDrop (GM), VP at Postmates (acq. Uber), Anki, Dell, Wyse (acq. Dell), BS in CS & Math (UC Davis)



MJ Burk Chun

Co-founder & VP Product + Design

Director, Postmates. 17+ yrs in robotics & marketplaces.



Dmitry Demeshchuk

Co-founder & VP of Software

Staff engineer & founding engineer at Postmates X.



Rajesh Radhakrishnan

VP of Autonomy

Director at Ghost Autonomy; Head of ML at John Deere. Founding engineer at Blue River (acq. John Deere) MS in Computer Science (UT Arlington)



Euan Abraham

Chief Hardware & Manufacturing Officer

SVP Hardware at Latch. VP Hardware at GoPro. Lead engineer at Apple. BS in Engineering (U of Sheffield)

A category defining 2025 ➔ Largest scaled commercial sidewalk fleet in the U.S. ➔ 20X robot fleet size to 2,000 deployed robots ➔ Cover 80% of U.S. food delivery demand with UberEats and DoorDash ➔ Scaled to 20 cities and 6 metro areas from LA to D.C. corridor ➔ Maintained 99.8% delivery completion rate and exemplary safety record ➔ Expansion to 4500+ merchants and coverage for 3.75M consumers ➔ Business expansion into healthcare, software, and data monetization

➔ 400% ➔ to $2.7 million Outlook ➔ Raising to $26 million ➔ 2026 capex of $25 million ➔ of $160-$170 million Results ➔ $260 million in $2.7M FY2025 revenue exceeds guidance 400% Completion rate Industry-leading reliability $260M cash & marketable securities to end FY2025 Financial Highlights Results Outlook YOY growth in Q4 2025 of $0.9 million $26M 2026 guidance $25M 2026 capex $160-$170M Non-GAAP operating expense reflecting continued investment in autonomy development, fleet scale, and platform capabilities across both delivery and healthcare robotics. Business expansion into healthcare, software, and data monetization

Slide 16 Header: The Long-Term Vision Unbundling the car for dense cities Specialized autonomous robots for everyday urban tasks. ● Safer streets ● Lower emissions ● More efficient local commerce Design direction: Strong closing image. Minimal text. One idea only. The Operating Layer of Physical AI Nasdaq: SERV | serverobotics.com | investor.relations@serverobotics.com The Long-Term Vision

➔ 400% ➔ to $2.7 million Outlook ➔ Raising to $26 million ➔ 2026 capex of $25 million ➔ of $160-$170 million Results ➔ $260 million in Completion rate Industry-leading reliability Appendix Projected 2026 Operating Expenses (USD$ millions) GAAP Operating Expenses $ 190 - 205 Stock Based Compensation 30 - 35 Non-GAAP Operating Expenses $ 160 - 170 Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses